UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2026

1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices)     (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - without par value	SRCE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of 1st Source Corporation (the “Company”) held on April 23, 2026, the Company’s shareholders approved amendments to the 1st Source Corporation 1982 Executive Incentive Plan (the “EIP Plan”), the 1st Source Corporation Strategic Deployment Incentive Plan (the “SDIP”), and the 1st Source Corporation 1982 Restricted Stock Award Plan (the “Restricted Stock Plan”). These amendments had been previously approved by the Company’s Board of Directors, acting through the Executive Compensation and Human Resources Committee (the “Committee”), subject to shareholder approval, on February 15, 2026. The following paragraphs provide a summary of the plan amendments.
EIP Plan
The principal purpose of the EIP Plan is to enable the Company to provide stock-based incentives that align the interests of key employees and managers with those of the shareholders of the Company by motivating its key employees to achieve long-term results and rewarding them for their achievements; and to continue to attract and retain the types of employees and executives who will contribute to the Company’s long-range success. The material modifications of the EIP Plan are as follows:
•Amendments to the provision governing the number of shares of Common Stock issuable under the EIP Plan to remove the provision stating the Committee may issue not more than 0.60% in any one calendar year of the Common Stock outstanding at the beginning of such year and replacing it with a fixed number of shares of Common Stock the Committee is authorized to issue under the EIP Plan. The amendments reserve 1,250,000 shares of Common Stock for future awards under the EIP Plan.
•The addition of a provision to proportionately adjust the number of shares issuable under the EIP Plan resulting from stock dividends, stock splits, and other similar capital adjustments conducted by the Company.
The foregoing description of the EIP Plan is qualified in its entirety by the text of the EIP Plan, which is filed as Exhibit 10(c) to this Current Report on Form 8-K.
SDIP
The principal purpose of the SDIP is to promote the interests of the Company and its shareholders through the attraction and retention of executive officers using performance-based incentives linked to annual goals that support the Company’s long-term strategic objectives and to enable executives to share in the long-term growth and success of the Company. The material modifications of the SDIP are as follows:
•Amendments to the provision governing the number of shares of Common Stock issuable under the SDIP to remove the provision stating the Committee may authorize the issuance of up to $3 million of shares under the SDIP in any calendar year based on the value of shares as of the date of issuance and replacing it with a fixed number of shares of Common Stock the Committee is authorized to issue under the SDIP. The amendments reserve 100,000 shares of Common Stock for future awards under the SDIP.
•Eliminate references to Section 162(m) of the Code since the exemption for performance-based compensation is no longer available under the tax rules.
•The addition of a provision to proportionately adjust the number of shares issuable under the SDIP resulting from stock dividends, stock splits, and other similar capital adjustments conducted by the Company.
The foregoing description of the SDIP is qualified in its entirety by the text of the SDIP, which is filed as Exhibit 10(e) to this Current Report on Form 8-K.
Restricted Stock Plan
The principal purpose of the Restricted Stock Plan is to promote the interests of the Company and its shareholders by providing an incentive to induce continued future employment and performance of certain key exempt or non-exempt employees of the Company and its subsidiaries. The material modification of the Restricted Stock Plan was to increase to 500,000 the number of shares of Common Stock of the Company available for issuance under the Restricted Stock Plan.
The foregoing description of the Restricted Stock Plan is qualified in its entirety by the text of the Restricted Stock Plan, which is filed as Exhibit 10(d) to the Current Report on Form 8-K.

ITEM 5.07    Submission of Matters to a Vote of Security Holders.

The following actions were taken by the shareholders of the Company at the Annual Meeting held April 23, 2026:

1.    Election of Directors
The directors named below were elected to the Board of Directors, as follows:
Terms Expiring in April, 2029:

Nominee	Votes For	Votes Against	Votes Abstain	Broker Non-Vote
Christopher J. Murphy III	19,274,007	864,704	36,131	3,170,891
Timothy K. Ozark	14,434,863	5,713,451	26,528	3,170,891
Todd F. Schurz	15,393,630	4,760,237	20,975	3,170,891
Andrea G. Short	20,004,014	167,832	2,996	3,170,891

In addition, the following directors continued in office after the 2026 Annual Meeting:

Terms Expiring in April, 2027:	Terms Expiring in April, 2028:
Melody Birmingham	John F. Affleck-Graves
Tracy D. Graham	Daniel B. Fitzpatrick
Mark D. Schwabero	Christopher J. Murphy IV
Ronda Shrewsbury	Isaac P. Torres

2.    Advisory Approval of Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was enacted on July 21, 2010, contains a requirement that publicly traded firms, like the Company, permit a separate, non-binding advisory shareholder vote to approve the compensation of the Company’s executive officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
19,414,402	714,073	46,367	3,170,891

3.    Approval of the Amended 1982 Executive Incentive Plan

On February 15, 2026, the Board of Directors, acting through the Executive Compensation and Human Resources Committee, approved amendments to the 1982 Executive Incentive Plan. The amendments become effective upon shareholder approval.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
19,334,730	792,753	47,359	3,170,891

4.    Approval of the Amended Strategic Deployment Incentive Plan

On February 15, 2026, the Board of Directors, acting through the Executive Compensation and Human Resources Committee, approved amendments to the Strategic Deployment Incentive Plan. The amendments become effective upon shareholder approval.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
19,579,020	557,467	38,355	3,170,891

5.    Approval of the Amended 1982 Restricted Stock Award Plan

On February 15, 2026, the Board of Directors, acting through the Executive Compensation and Human Resources Committee, approved an amendment to the 1982 Restricted Stock Award Plan to increase to 500,000 the number of shares of Common Stock of the Company available for issuance under the 1982 Restricted Stock Award Plan. The amendment becomes effective upon shareholder approval.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
19,555,155	579,781	39,906	3,170,891

6.    Ratification of the appointment of Forvis Mazars‚ LLP as 1st Source Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2026

The Audit, Finance, and Risk Committee has appointed Forvis Mazars‚ LLP as the independent registered public accounting firm for 1st Source for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
23,286,804	37,170	21,759	—
ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits:

10(c)	1st Source Corporation 1982 Executive Incentive Plan, amended February 15, 2026, filed herewith.
10(d)	1st Source Corporation 1982 Restricted Stock Award Plan, amended February 15, 2026, filed herewith.
10(e)	1st Source Corporation Strategic Deployment Incentive Plan, amended February 15, 2026, filed herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: April 24, 2026	/s/ BRETT A. BAUER
Brett A. Bauer
Treasurer and Chief Financial Officer
Principal Accounting Officer